EXHIBIT 99.5
                                                                    ------------

Structuring Assumption:
Default: 6.9% CDR
Loss Severity: 35%
Servicer Advances: 100%
Liquidation Lag: 6 months
Forward Libor Curve
Bond Priced at par
Deal run to the call

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                                                       TRIGGER PASS                                  TRIGGER FAIL
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Prepayment                                          75% PPC                100% PPC                 75% PPC                100% PPC
Yield                                                5.9529                  5.8896                  5.9529                  5.8787
WAL                                                    6.66                    5.23                    6.66                    5.04
Mod Durn                                               5.47                    4.48                    5.47                    4.35
Principal Window                              Jun09 - Apr10           Aug08 - Aug08           Jun09 - Apr10           Dec07 - Aug08
Principal Writedown                            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)            0.00 (0.00%)
Total Collat Loss Through Deal Life   32,425,194.11 (7.44%)   25,059,630.27 (5.75%)   32,425,194.11 (7.44%)   25,059,630.27 (5.75%)
Total Collat Loss Through Bond Life   28,584,867.29 (6.56%)   21,950,080.43 (5.04%)   28,584,867.29 (6.56%)   21,950,080.43 (5.04%)
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Structuring Assumption:
Default: 6.9% CDR
Loss Severity: 35%
Servicer Advances: 100%
Liquidation Lag: 6 months
Forward Libor Curve
Bond Priced at par
Deal run to maturity

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                                                       TRIGGER PASS                                  TRIGGER FAIL
------------------------------------------------------------------------------------------------------------------------------------
Prepayment                                          75% PPC                100% PPC                 75% PPC                100% PPC
Yield                                                5.9807                  6.2592                  5.9807                  5.9127
WAL                                                    6.85                    7.99                    6.85                    5.21
Mod Durn                                                5.6                    6.27                     5.6                    4.46
Principal Window                              Jun09 - Mar11           Jul09 - Feb16           Jun09 - Mar11           Dec07 - May09
Principal Writedown                              0.00 (0.00)             0.00 (0.00)             0.00 (0.00)             0.00 (0.00)
Total Collat Loss Through Deal Life     32,425,194.11 (7.44)    25,059,630.27 (5.75)    32,425,194.11 (7.44)    25,059,630.27 (5.75)
Total Collat Loss Through Bond Life     29,570,179.31 (6.79)    24,922,780.16 (5.72)    29,570,179.31 (6.79)    22,769,334.95 (5.23)
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                                     FORWARD CURVE

                Month         1m Libor       6m Libor

                1                    1.31          1.25
                2                    1.56          1.50
                3                    1.81          1.75
                4                    2.06          2.00
                5                    2.31          2.25
                6                    2.56          2.50
                7                    2.81          2.75
                8                    3.06          3.00
                9                    3.31          3.25
                10                   3.56          3.50
                11                   3.81          3.75
                12                   4.06          4.00
                13                   4.31          4.25
                14                   4.31          4.25

        FIXED RATE MORTGAGES              ADJUSTABLE RATE MORTGAGES
        CPRS                              CPRS
        STANDARD                          STANDARD
      1                  7.60                              8.80
      2                  8.20                             10.00
      3                  9.00                             11.30
      4                 13.00                             15.20
      5                 14.00                             17.50
      6                 15.90                             19.70
      7                 17.20                             21.50
      8                 18.60                             23.40
      9                 20.30                             25.60
     10                 21.70                             27.80
     11                 23.50                             30.80
     12                 25.00                             33.40
     13                 26.40                             35.50
     14                 27.20                             36.40
     15                 27.30                             36.10
     16                 27.10                             35.50
     17                 26.90                             34.90
     18                 26.60                             34.90
     19                 26.70                             35.10
     20                 26.80                             36.00
     21                 26.10                             37.20
     22                 26.40                             39.60
     23                 26.70                             41.90
     24                 27.20                             45.20
     25                 27.20                             46.60
     26                 27.30                             46.90
     27                 27.20                             45.30
     28                 27.10                             43.10
     29                 27.10                             41.50
     30                 27.00                             39.90
     31                 27.10                             38.70
     32                 27.60                             38.00
     33                 27.60                             38.10
     34                 27.90                             37.90
     35                 28.30                             38.60
     36                 28.90                             39.40
     37                 29.00                             39.60
     38                 28.80                             39.40
     39                 28.50                             39.10
     40                 28.20                             38.80
     41                 28.20                             38.10
     42                 28.20                             36.60
     43                 28.40                             35.20
     44                 28.60                             34.80
     45                 27.70                             34.00
     46                 27.10                             34.20
     47                 26.70                             33.40
     48                 26.90                             33.30
     49                 26.70                             32.70
     50                 26.60                             33.20
     51                 26.00                             33.40
     52                 26.30                             32.40
     53                 26.10                             31.90
     54                 26.00                             31.70
     55                 25.70                             32.20
     56                 25.90                             31.50
     57                 24.70                             29.90
     58                 24.80                             28.80
     59                 24.60                             29.90
     60                 24.90                             30.70
     61                 25.40                             34.40
     62                 25.50                             32.30
     63                 25.00                             31.10
     64                 24.40                             31.00
     65                 24.90                             31.40
     66                 25.50                             31.50
     67                 25.60                             30.00
     68                 26.30                             30.50
     69                 25.80                             30.50
     70                 25.80                             30.00
     71                 27.00                             30.50
     72                 24.50                             30.40
     73                 25.60                             30.00
     74                 25.50                             28.00
     75                 28.40                             25.50
     76                 27.30                             23.90
     77                 27.70                             23.00
     78                 28.80                             24.50
     79                 26.70                             26.00
     80                 27.30                             27.30